UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

FORT LAUDERDALE DIVISION

IN RE:	I	CASE NUMBER
	I	12-19084-RBR
SMF Energy Corporation	I
DEBTOR.	I	JUDGE: Raymond B. Ray
I
	I	CHAPTER 11
I

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM 04/15/2012 TO 04/30/2012

AMENDED

Comes now the above named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Attorney for Debtor's Signature

Debtor's Address	Attorney's Address
and Phone Number:	and Phone Number:
c/o Soneet R. Kapila, CRO	Genovese Joblove & Battista, P.A.
200 W. Cypress Creek Road	200 East Broward Blvd.
Suite 400	Suite 1100
Ft. Lauderdale, Fl 33009	Ft. Lauderdale, FL 33301
(954) 453-8000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1) Instructions for Preparations of Debtor's Chapter 11 Monthly Operating Report

2) Initial Filing Requirements

3) Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING 04/15/2012 AND ENDING 04/30/2012

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR
Date of Petition:	April 15, 2012

			CURRENT		CUMULATIVE
			MONTH		PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD [NOTE 1]		$91,372.14	(a)	$91,372.14	(b)
2.	RECEIPTS:
	A.	Cash Sales	-		-
		Minus: Cash Refunds	-		-
		Net Cash Sales	-		-
	B.	Accounts Receivable	6,835,699.29		6,835,699.29
		C. Other Receipts (See MOR-3)	3,014,072.41		3,014,072.41
	(If you receive rental income,
		you must attach rent roll.)
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)		9,849,771.70		9,849,771.70
4.	TOTAL FUNDS AVAILABLE FOR
	OPERATIONS (Line 1 + Line 3)		9,941,143.84		9,941,143.84

5.	DISBURSEMENTS
	A.	Advertising	-		-
	B.	Bank Charges	-		-
	C.	Contract Labor	-		-
	D.	Fixed Asset Payments (not incl. in "N")	-		-
	E.	Insurance	110,529.40		110,529.40
	F.	Inventory Payments (See Attach. 2)	119,362.73		119,362.73
	G.	Leases	-		-
	H.	Manufacturing Supplies	-		-
	I.	Office Supplies	-		-
	J.	Payroll - Net (See Attachment 4B)	258,373.86		258,373.86
	K.	Professional Fees (Accounting & Legal)	3,075.00		3,075.00
	L.	Rent	-		-
	M.	Repairs & Maintenance	75.82		75.82
	N.	Secured Creditor Payments (See Attach. 2)	-		-
	O.	Taxes Paid - Payroll (See Attachment 4C)	90,629.46		90,629.46
	P.	Taxes Paid - Sales & Use (See Attachment 4C)	451,713.32		451,713.32
	Q.	Taxes Paid - Other (See Attachment 4C)	-		-
	R.	Telephone	445.48		445.48
	S.	Travel & Entertainment	6,764.02		6,764.02
	Y.	U.S. Trustee Quarterly Fees	-		-
	U.	Utilities	-		-
	V.	Vehicle Expenses	-		-
	W.	Other Operating Expenses (See MOR-3)	3,646.72		3,646.72
6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)		1,044,615.81		1,044,615.81
7.	ENDING BALANCE (Line 4 Minus Line 6) [NOTE 1]		$8,896,528.03	(c)	$8,896,528.03	(c)

NOTE 1: All available funds are applied to the Wells Fargo revolving loan balance

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 29th day of May, 2012	/s/ Soneet R. Kapila
Soneet R. Kapila, Chief Restructuring Officer

(a)	This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont'd)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
Refunds	$21,055.92	$21,055.92
Intercompany	1,198,133.61	1,198,133.61
Intercompany	1,794,882.88	1,794,882.88
	-	-
	-	-
	-	-
	-	-
	-	-
	-	-
TOTAL OTHER RECEIPTS	$3,014,072.41	$3,014,072.41

"Other Receipts" includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties, directors, related corporations, etc.) Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date
Other disbursements	$3,646.72	$3,646.72
	-	-
	-	-
	-	-
	-	-
	-	-
	-	-
	-	-
	-	-
TOTAL OTHER DISBURSEMENTS	$3,646.72	$3,646.72

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

MOR-3

SMF Energy Corporation, Inc.
Operating Results
For the period of April 16th to April 30, 2012

	STR	SSI		H&W	Realty	Elimination	SMF Energy
Petroleum product sales and service revenues	$976,634	$0		$2,779,023	$0	$0	$3,755,657
Petroleum product taxes	148,239	0		84,059	0	0	232,298
Total revenues	1,124,873	0		2,863,082	0	0	3,987,955

Cost of petroleum product sales and service	637,480	9,793		2,644,877	0	0	3,292,150
Petroleum product taxes	148,239	0		84,059	0	0	232,298
Total cost of sales	785,719	9,793		2,728,936	0	0	3,524,448

Gross profit	339,154	-9,793		134,146	0	0	463,507

Selling, general and administrative expenses	249,042	0		93,434	0	0	342,476
Executive retirement and related transition expenses	0	0		0	0	0	0

Operating income (loss)	90,112	-9,793		40,712	0	0	121,031

Interest expense	-41,977	-3,000		-20,334	0	23,000	-42,310
Interest and other income, net	22,990	10		590	0	-23,000	590

Income (Loss) before income taxes	71,125	-12,783		20,968	0	0	79,310

Income tax benefit (expense)	0	0		-8,667	0	0	-8,667
Net Income (loss)	$71,125	-	$12,783	$12,301	$0	$0	$70,643

The accompanying financial statements of SMF Energy Corporation as of and for the periods ended March 31, 2012 and thereafter have been prepared on a going-concern, historical cost basis and do not include any adjustments that might be required under Generally Accepted Accounting Principles (GAAP) as a result of the company’s Chapter 11 bankruptcy filing on April 15, 2012, the cessation of certain operations since that filing or a plan the company recently filed with the Bankruptcy Court to sell itself at auction.

Unrecorded adjustments that might be required under GAAP include, but may not be limited to, the adoption of a liquidation basis of accounting. This would require a full assessment of the value of the company’s resources and obligations in such a liquidation. It would measure the items in the company’s financial statements based on the actual amount of cash that it expects to collect or pay during the course of the liquidation process. Adjustments to the carrying value of all the company’s assets and liabilities would be required.

The accompanying financial statements have not been reviewed by any outside accountants.

MOR-4

SMF Energy Corporation, Inc.
Balance Sheet
as of April 30, 2012

	STR	SSI	H&W	Realty	Elimination	SMF Energy
ASSETS
Current assets:
Cash and cash equivalents	$8,896,528	$0	$613,833	$0	$0	$9,510,361
Accounts receivable	5,280,292	0	6,863,463	0	0	12,143,755
Inventories	0	0	2,300,440	0	0	2,300,440
Prepaid expenses and other current assets	1,277,656	0	41,951	0	0	1,319,606
Total current assets	15,454,476	0	9,819,686	0	0	25,274,162

Property and equipment	4,885,579	410,176	2,766,615	66,679	0	8,129,049
Inter-company	738,629,739	111,372,889	604,689,576	0	-1,454,692,204	0
Identifiable intangible assets	0	0	1,324,215	0	0	1,324,215
Goodwill	0	0	227,712	0	0	227,712
Deferred debt costs	237,986	0	33,060	0	0	271,046
Other assets	67,442	0	2,300	0	0	69,742
Total assets	759,275,223	111,783,065	618,863,164	66,679	-1,454,692,204	35,295,927

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Line of credit payable - Current	$6,946,206	$0	$0	$0	$0	$6,946,206
Current portion of term loan/mtg	1,000,000	0	70,467	0	0	1,070,467
Accounts payable	13,568,474	4,878	2,058,389	0	0	15,631,742
Accrued expenses and other liabilities	1,036,668	16,968	966,856	0	0	2,020,492
Total current liabilities	22,551,349	21,847	3,095,712	0	0	25,668,907
Long-term liabilities:
Term loan/mtg, net of current portion	1,250,000	0	963,044	0	0	2,213,045
Promissory note	800,000	0	0	0	0	800,000
Inter-company	711,597,215	106,822,399	625,605,274	88,979	-1,444,113,868	0
Other long-term liabilities	587,733	0	1,631	0	0	589,364
Total liabilities	736,786,296	106,844,246	629,665,662	88,979	-1,444,113,868	29,271,315
Contingencies
Shareholders’ equity:
Preferred stock, $0.01 par value; 5,000 Series D shares authorized	5	0	0	0	0	5
Common stock, $0.01 par value; 50,000,000 shares authorized	84,320	1	0	0	0	84,321
Additional paid-in capital	36,313,899	6,607,548	3,970,788	0	-10,578,336	36,313,899
Accumulated deficit	-13,909,297	-1,668,730	-14,773,286	-22,300	0	-30,373,613
Total shareholders’ equity	22,488,927	4,938,819	-10,802,498	-22,300	-10,578,336	6,024,612
Total liabilities and shareholders’ equity	759,275,223	111,783,065	618,863,164	66,679	-1,454,692,204	35,295,927

The accompanying financial statements of SMF Energy Corporation as of and for the periods ended March 31, 2012 and thereafter have been prepared on a going-concern, historical cost basis and do not include any adjustments that might be required under Generally Accepted Accounting Principles (GAAP) as a result of the company’s Chapter 11 bankruptcy filing on April 15, 2012, the cessation of certain operations since that filing or a plan the company recently filed with the Bankruptcy Court to sell itself at auction.

Unrecorded adjustments that might be required under GAAP include, but may not be limited to, the adoption of a liquidation basis of accounting. This would require a full assessment of the value of the company’s resources and obligations in such a liquidation. It would measure the items in the company’s financial statements based on the actual amount of cash that it expects to collect or pay during the course of the liquidation process. Adjustments to the carrying value of all the company’s assets and liabilities would be required.

The accompanying financial statements have not been reviewed by any outside accountants.

MOR-5

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 04/15/2012 and ending 04/30/2012

ACCOUNTS RECEIVABLE AT PETITION DATE:	$11,505,148.43

ACCOUNTS RECEIVABLE RECONCILIATION

(include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance:	$11,505,148.43	(a)
PLUS: Current Month New Billings	$953,175.08
MINUS: Collections During the Month	$(6,835,699.29	)(b)
PLUS/MINUS: Adjustments of Write-offs	$-	*
End of Month Balance	$5,622,624.22	(c)

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

POST PETITION ACCOUNTS RECEIVABLE AGING

(Show the total amount for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total

$3,578,008.81	$1,063,421.57	$139,969.63	$841,224.21	$5,622,624.22	(c)

For any receivables in the "Over 90 Days" category, please provide the following:

Customer	Receivable Date	Status (Collection efforts taken, estimate of collectibility, write- off, disputed account, etc.)

(a) This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.

(b) This must equal the number reported in the "Current Month" column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).

(c) These two amounts must equal.

MOR-6

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 04/15/2012 and ending 04/30/2012

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount
$-
See attached				-
-
-
-
-
-
TOTAL AMOUNT				$-	(b)

☐	Check here is pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only):

Opening balance	$-	(a)
PLUS: New Indebtedness Incurred This Month	13,867,044.29
MINUS: Amount Paid on Post Petition,	(298,570.28)
Accounts Payable This Month	-
PLUS/MINUS: Adjustments	-	*
Ending Month Balance	$13,568,474.01	(c)

*For any adjustments provided explanation and supporting documentation, if applicable.

SECURED PAYMENTS REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section.

Secured Creditor / Lessor	Date Payment Due This Month	Amount Paid This Month		Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
$-

TOTAL		$-	(d)

(a) This number is carried from last month's report. For the first report only, this number will be zero.

(b,c)The total of line (b) must equal line (c).

(d)This number is reported in the "Current Month" column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-7

ATTACHMENT 3

INVENTORY AND FIXED ASSET REPORT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 04/15/2012 and ending 04/30/2012

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	$368,863.00
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month	$368,863.00	(a)
PLUS: Inventory Purchased During Month	$119,362.73
MINUS: Inventory Used or Sold	$488,225.73
PLUS/MINUS: Adjustments or Write-downs	$-*
Inventory on Hand at End of Month	$-

METHOD OF COSTING INVENTORY:

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

INVENTORY AGING

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete		Total Inventory

0.00%	0.00%	0.00%	0.00%	=	0	%*

*Aging Percentages must equal 100%

☐	Check here if inventory contains perishable items.

Description of Obsolete Inventory:

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:	$-	(b)
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION: (First Report Only):

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month	$-	(a)(b)
MINUS: Depreciation Expense	$-
PLUS: New purchases	$-
PLUS/MINUS: Adjustments or Write-downs	$-	*
Ending Monthly Balance	$-

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING
PERIOD:

(a) This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.

(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions.

Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-8

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 04/15/2012 and ending 04/30/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	4124321431
	Debtor In Possession
	Chapter 11 Case No. 12-19084-RBR
	Accounts Payable Account

PURPOSE OF ACCOUNT:	Operating

Ending Balance Per Bank Statement	$-
Plus Total Amount of Outstanding Deposits	$-
Minus Total Amount of Outstanding Checks and other debits	$(5,328.38	)*
Minus Service Charges	$-
Ending Balance Per Check Register	$(5,328.38	)**(a)

*Debit cards are used by ___________________________________________________

**If Closing Balance is negative, provide explanation:_____________________________

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:

(☐Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
$-

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$-	Transferred to Payroll Account
$-	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-9

ATTACHMENT 5A

CHECK REGISTER- OPERATING ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 04/15/2012 and ending 04/30/2012

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR
Accounts Payable Account

ACCOUNT NUMBER:	4124321431

PURPOSE OF ACCOUNT:	Operating

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount
See Attachment				$-

TOTAL				$-

MOR-10

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 04/15/2012 and ending 04/30/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	2000011121866
	FKA Streicher Mobile Fueling Inc.
	Debtor In Possession
	Chapter 11 Case No. 12-19084-RBR

PURPOSE OF ACCOUNT:	Payroll

Ending Balance per Bank Statement			$18,184.81
Plus Total Amount of Outstanding Deposits			$-
Minus Total Amount of Outstanding Checks and other debits			$(3,799.56	)*
Minus Service Charges			$-
Ending Balance Per Check Register			$14,385.25	**(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:_______________________________

The following disbursements were paid in Cash: (☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-11

ATTACHMENT 5B

CHECK REGISTER- PAYROLL ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 04/15/2012 and ending 04/30/2012

NAME OF BANK:	Wells Fargo	Branch:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation
FKA Streicher Mobile Fueling Inc.
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER:	2000011121866

PURPOSE OF ACCOUNT:	Payroll

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount
See Attachment

TOTAL				$-

MOR-12

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - MASTER FUNDING ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 04/15/2012 and ending 04/30/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	4124321423
	Debtor In Possession
	Chapter 11 Case No. 12-19084-RBR
	Master Funding Account

PURPOSE OF ACCOUNT:	Master Funding Account

Ending Balance Per Bank Statement	$7,422,517.73
Plus Total Amount of Outstanding Deposits	$-
Minus Total Amount of Outstanding Checks and other debits	$-	*
Minus Service Charges	$-
Ending Balance Per Check Register	$7,422,517.73	**(a)

*Debit cards are used by ___________________________________________________

**If Closing Balance is negative, provide explanation:_____________________________

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:
(☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
$-

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$-	Transferred to Payroll Account
$-	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-13

ATTACHMENT 5C

CHECK REGISTER- MASTER FUNDING ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 04/15/2012 and ending 04/30/2012

NAME OF BANK:	Wells Fargo	Branch:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR
Master Funding Account

ACCOUNT NUMBER:	4124321423

PURPOSE OF ACCOUNT:	Master Funding Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount
See Attachment				$-

TOTAL				$-	(d)

MOR-14

ATTACHMENT 4D

MONTHLY SUMMARY OF BANK ACTIVITY - CASH COLLECTION ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 04/15/2012 and ending 04/30/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	2000011121837
	DBA Streicher Mobile Fueling Inc.
	Debtor In Possession
	Atlanta Lockbox #932640

PURPOSE OF ACCOUNT:	Cash Collection Account

Ending Balance Per Bank Statement	$1,460,845.26
Plus Total Amount of Outstanding Deposits	$-
Minus Total Amount of Outstanding Checks and other debits	$-	*
Minus Service Charges	$-
Ending Balance Per Check Register	$1,460,845.26	**(a)

*Debit cards are used by ___________________________________________________

**If Closing Balance is negative, provide explanation:_____________________________

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:
(☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
$-

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$-	Transferred to Payroll Account
$-	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-15

ATTACHMENT 5D

CHECK REGISTER- CASH COLLECTION ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 04/15/2012 and ending 04/30/2012

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation
DBA Streicher Mobile Fueling Inc.
Debtor In Possession
Atlanta Lockbox #932640

ACCOUNT NUMBER:	2000011121837

PURPOSE OF ACCOUNT:	Cash Collection Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount

TOTAL				$-

MOR-16

ATTACHMENT 4E

MONTHLY SUMMARY OF BANK ACTIVITY - CONTROL DISBURSEMENT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 04/15/2012 and ending 04/30/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	2079940014538
	Debtor In Possession
	Chapter 11 Case No. 12-19084-RBR

PURPOSE OF ACCOUNT:	Control Disbursement

Ending Balance Per Bank Statement	$-
Plus Total Amount of Outstanding Deposits	$-
Minus Total Amount of Outstanding Checks and other debits	$-	*
Minus Service Charges	$-
Ending Balance Per Check Register	$-	**(a)

*Debit cards are used by ___________________________________________________

**If Closing Balance is negative, provide explanation:_____________________________

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:
(☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
$-

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits", listed above includes:

$-	Transferred to Payroll Account
$-	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-17

ATTACHMENT 5E

CHECK REGISTER- CONTROL DISBURSEMENT ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 04/15/2012 and ending 04/30/2012

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER:	4124321431

PURPOSE OF ACCOUNT:	Control Disbursement Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount
See Attachment				$-

TOTAL				$-

MOR-18

ATTACHMENT 4F

INVESTMENTS ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Type of Negotiable

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
NONE	$-	$-		$-

TOTAL				$-	(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)	(Column 4)

Location of Box/Account	Maximum Amount of Cash in Drawer/ Acct.	Amount of Petty Cash On Hand At End of Month	Difference between (Column 2) and (Column 3)
Corporate Office	$4,108.17	$4,108.17	$-

TOTAL		$4,108.17	(b)

For any Petty Cash Disbursement over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH (a + b)	$4,108.17	(c)

(c) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-19

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 04/15/2012 and ending 04/30/2012

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return Filed	Tax Return Period
$-
SEE ATTACHED

TOTAL			$-

MOR-20

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 04/15/2012 and ending 04/30/2012

Record all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner's personal expenses, insurance premium payments, etc. Do not include reimbursement of business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Payment Description	Amount Paid
Beard, Robert W	President and COO	Salary/Auto	$6,457.30
Bieniek, Linda	Vice President of Human Resources	Salary/Auto	$3,961.53
Koshollek, Timothy	Vice President Sales - National Accounts	Salary/Auto	$5,115.38
Leavitt, Steven E	Regional Vice President - Operations	Salary/Auto	$5,000.00
Messenbaugh, Laura Patricia	V P of Finance & Accounting, CAO and Principal Acctng Officer	Salary/Auto	$7,249.61
Shaw, Timothy E	Sr. Vice President, Information Services & Administration & CIO	Salary/Auto	$6,457.30
Streicher, Stanley R	Regional Vice President - Operations	Salary/Auto	$5,000.00
Williams, Gary G	Senior Vice President, Supply	Salary	$5,427.31

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	146	4
Number hired during the period	0	0
Number terminated or resigned during period	-92	-2
Number of employees on payroll at end of period	54	2

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Date Premium Due

See attached

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse

☐ Check here if U.S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-21

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Name of the Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 04/15/2012 and ending 04/30/2012

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement ); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc.

Attach any relevant documents.

MOR-22

For the complete Monthly Operating Report including all attachments to the MOR (i.e. bank statements, check registers, etc.) please refer to the SMF Bankruptcy Website at www.SMF-bkc.com

MOR-23